SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 16, 2001
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



     Delaware                      333-53404                   52-2029487
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(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160




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Item 5.  Other Events.
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          On November 16, 2001,  Equity One ABS, Inc. entered into a Pooling and
Servicing Agreement dated as of October 31, 2001 (the "Pooling and Servicing Agreement"), by and among Equity One ABS, Inc., a Delaware corporation, as depositor, Equity One, Inc., a Delaware corporation, as a seller and as servicer, Equity One, Incorporated, a Pennsylvania corporation, as seller, Equity One, Inc., a Minnesota corporation, as seller, Equity One Consumer Loan Company, Inc., a New Hampshire corporation, as seller, Popular Financial Services, LLC, a Delaware limited liability company, as seller, and JPMorgan Chase Bank, a New York banking corporation, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)       Not applicable.

            (b)       Not applicable.

            (c)       Exhibits:

                      99.1.   Pooling  and  Servicing   Agreement  dated  as  of
                              October 31, 2001


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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQUITY ONE ABS, INC.



                                   By: /s/ James H. Jenkins
                                       -----------------------------------------
                                       James H. Jenkins
                                       Senior Vice President and CFO


Dated:  November 21, 2001

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



                                 Exhibit Index
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Exhibit
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99.1   Pooling and Servicing Agreement


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